Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85147-P42560 DELUXE CORPORATION 2026 Annual Meeting Vote by April 22, 2026 11:59 PM ET DELUXE CORPORATION 801 MARQUETTE AVENUE SOUTH MINNEAPOLIS, MN 55402 You invested in DELUXE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2026. Vote Virtually at the Meeting* April 23, 2026 3:00 PM CDT Virtually at: www.virtualshareholdermeeting.com/DLX2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85148-P42560 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Angela L. Brown 02) Michelle T. Collins 03) Hugh S. Cummins III 04) Paul R. Garcia 05) Barry C. McCarthy 06) Thomas J. Reddin 07) Morgan M. Schuessler 08) John L. Stauch 09) Telisa L. Yancy 2. Advisory vote (non-binding) to approve the compensation of our Named Executive Officers. For 3. Approval of Amendment No. 3 to the Deluxe Corporation 2022 Stock Incentive Plan. For 4. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: To take action on any other business that may properly come before the meeting and any adjournment thereof.